MIDWEST IDEAS CONFERENCE South Jersey Industries August 27, 2015

2 Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Report should be considered forward-looking statements made in good faith by South Jersey Industries (SJI or the Company) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this presentation, or any other of the Company's documents or oral presentations, words such as “anticipate,” “believe,” “expect,” “estimate,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to the risks set forth under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K. These cautionary statements should not be construed by you to be exhaustive and they are made only as of the date of this Report. While the Company believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements whether as a result of new information, future events or otherwise. Forward Looking Statements

OVERVIEW 3

4 South Jersey Industries South Jersey Gas SJI Midstream South Jersey Energy Solutions Regulated Natural Gas Utility Regulated Pipeline Company SJ Energy Services Develop & operate on site energy generation projects; HVAC maint. & repair SJ Energy Group Wholesale and retail gas marketing, retail electric marketing, fuel mgm’t. services Regulated Non-utility Organization of Business

Selected Financial Data 2010 2011 2012 2013 2014 Operating Results Economic Earningsᶧ $80,983 $86,983 $93,313 $97,094 $103,979 Economic EPS – Continuing Operations $2.70 $2.89 $3.03 $3.03 $3.13 Share Data Dividend Payout 50.4% 51.9% 54.5% 58.4% 61.3% Annualized Dividends Declared $1.46 $1.61 $1.77 $1.89 $2.01 Market Price – 12/31* * Adjusted for May 2015 Stock Split $26.41 $28.41 $25.17 $27.98 $29.47 5 ᶧ SJI uses the non-GAAP measure of Economic Earnings (EE) when discussing results. EE eliminates all unrealized gains and losses on commodity and on the ineffective portion of interest rate derivative transactions; adjusts for realized gains and losses attributed to hedges on inventory transactions and for the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period. A full explanation and reconciliation of this non-GAAP measure is provided in our Form 10K on file with the SEC.

6 Economic Earnings ($ in millions) Economic EPS YTD 2015 Performance as of 6/30/15 $76.2 $60.8 $71.9 $40 $50 $60 $70 $80 $90 2015* 2014 2015 $1.16 $0.89 $1.05 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 2015* 2014 2015 *Excluding the Revel-related write-down

LOOKING AHEAD 7

8 South Jersey Industries Grow Economic Earnings Improve Quality of Earnings Strengthen Balance Sheet Maintain Low to Moderate Risk Profile Strategic Focus

Near Term Earnings Growth 2015 Economic EPS of $1.49 - $1.54 Utility Infrastructure Investments Utility Customer Growth Transportation Assets/Fuel Management Energy Production 9

SOUTH JERSEY GAS 10

2015 Utility Customer Growth YTD net additions (6/30)  3,000+ 92% YTD from conversion 40% - 70% savings versus oil/propane or electric 11

12 Utility Infrastructure Investment Rate Case AIRP SHARP BL England Liquefaction CNG

13 Utility Infrastructure Investment 2016 Utility Projected Infrastructure Investment = $240 Million Regular Cap-Ex AIRP SHARP CNG Liquifier BL England

Investment Aggregate Incremental Benefit ($ in millions) 2016 - 2020 AIRP $9.0 SHARP $9.0 Customer Growth $11.8 CNG/EET $4.8 BL England $3.4 Future Rate Case $15.0 Projected Offsets (includes estimates for depreciation, interest, O&M,etc.) $(23.0) Total Incremental Benefit $30.0 14 Utility Growth Summary

SJI MIDSTREAM 15

16 $200 million investment, with FERC level return projected • 20% equity owner in $1 billion, 1 BCF, 105-mile interstate pipeline from Marcellus region of PA into NJ • Late 2017 targeted in-service date • “Pull” project based on market demand, with expansion potential • Fully subscribed pipeline with 80% of capacity under 15-year agreements with multiple utility and energy affiliates of project sponsors • SJI’s 2015 spend ~$9M PennEast Pipeline Project

PennEast Pipeline 17

SJ ENERGY SOLUTIONS 18

Energy Production Assets 19 CHP – Operating assets continue to perform well SOLAR – Selective project development – Capitalize on lower development costs and improving SREC values LANDFILLS – Addressing challenges at most problematic sites to improve output

Fuel Supply Management Facility Operational Date DTs per day contracted Value NextEra 750 mw, simple cycle, PA based 2004 Evergreen, 80K Dts per day Economic Earnings Contribution = $10 to $12 million by 2020 LS Power 738 mw, combined cycle, NJ based 2014 15-year, 36K DTs per day Panda Liberty 829 mw, combined cycle, PA based 2015 5-year, up to 137K DTs per day Panda Patriot 829 mw, combined cycle, PA based Late 2015 4-year contract, up to 137K DTs per day Panda Stonewall 750 mw, combined cycle, VA based 2017 4-year contract, 110K DTs per day 5 Additional Contracts • 2 already executed, pending announcement • 1 expansion pending execution • At least 2 additional contracts expected by 2020 20

Business Line % Composition of Total SJI Economic Earnings (EE) in 2020 Wholesale & Retail Commodity 11% - 14% Fuel Management 6% - 9% Energy Production 2% - 4% Other (HVAC, Meter Reading, SJEX) 1% - 2% % Composition of Total SJI EE in 2020 20% – 29% Total Dollar Contribution to SJI EE in 2020 $30M - $40M 21 Non-Utility Growth Summary

STRATEGIC PRIORITIES 22

23 Strategic Priorities Grow Economic Earnings Improve Quality of Earnings Strengthen Balance Sheet Maintain Low to Moderate Risk Profile $150 Million Economic Earnings by 2020

Executing on Strategic Priorities 24  Grow earnings from operations Target 70%-80% earnings contribution from utility and midstream  Achieve 50% equity-to-cap ratio with very minimal dilution  Commitment to core, proven non-utility assets where risk can be hedged

25 Contribution to Economic Earnings Business Unit 2015 2020 Projected Utility 65-70% 64% - 70% Midstream --- 8% - 12% Energy Services 18-20% 2% - 5% Energy Group 12-15% 17% - 22%